STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                           Supplement to Prospectuses
                                dated May 1, 2003

         The paragraph under the heading INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS; Stein Roe Growth Stock Fund, Variable Series, is revised in its entirety to read as follows:


Paul Blaustein, CFA, senior vice president of Columbia Investment Advisors, Inc., manages the portion of the Fund's assets allocated to the large cap growth stock category. Prior to joining the advisor and the Fund in October of 2003, Mr. Blaustein was a portfolio manager of the Atlantic Whitehall Growth Fund, and with Atlantic Whitehall Funds Trust beginning in 1997. He holds a B.A. degree from Brooklyn College and an M.B.A. degree from Columbia University.



                                                                October 31, 2003